Summary Prospectus
Multi-Strategy Income Fund
March 1, 2026, as supplemented through September 3, 2026

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at https://connect.rightprospectus.com/russellinvestments. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2026, as may be amended or supplemented from time to time, are all incorporated by reference into this Summary Prospectus.
Class/Ticker: A/RMYAX, C/RMYCX, M/RGYTX, R6/ RMIRX, S/RMYSX, Y/RMYYX
Investment Objective (Non-Fundamental)

The Fund seeks to provide a high level of current income and, as a secondary objective, long-term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.42%	0.67%	0.42%	0.27%	0.42%	0.22%
Total Annual Fund Operating Expenses	1.20%	1.95%	0.95%	0.80%	0.95%	0.75%
Less Fee Waivers and Expense Reimbursements	(0.17)%	(0.17)%	(0.27)%	(0.19)%	(0.17)%	(0.17)%
Net Annual Fund Operating Expenses	1.03%	1.78%	0.68%	0.61%	0.78%	0.58%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.36%.  This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$674	$181	$69	$62	$80	$59
3 Years	$918	$596	$276	$236	$286	$223
5 Years	$1,181	$1,036	$499	$425	$509	$400
10 Years	$1,932	$2,261	$1,142	$972	$1,151	$914
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by principally investing in a range of diversified income-producing investments. The Fund will typically pursue strategies and invest in instruments which have historically produced a significant portion of their total return from income. The Fund may invest in a broad range of instruments, markets and asset classes economically tied to U.S., non-U.S. and emerging markets countries. The Fund’s target strategic asset allocation is 40% to global equity or equity-related securities or instruments, including equity securities of real assets-related companies, and 60% global fixed income or fixed income-related securities or instruments, including high yield and emerging markets debt. However, the Fund is not required to allocate its investments in any set proportion and RIM will dynamically manage the Fund’s asset allocation based on market conditions generally by up to plus/minus 10% from the Fund’s target strategic asset allocations. The Fund’s equity investments may include equity securities of real assets-related companies, including real estate- and infrastructure-related companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. The Fund may also make investments for hedging purposes in order to address perceived misalignment between the Fund’s investment exposures and current or anticipated market conditions. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-asset, multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies, and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances.
The Fund may invest in equity securities of issuers of any market capitalization which are economically tied to U.S. and non-U.S. countries, including emerging markets countries. These securities may include common stocks, preferred stocks, stocks of real assets-related companies, rights, warrants, convertible securities and depositary receipts. The Fund’s investments in convertible securities may include contingent convertible securities. The Fund may invest in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may invest in infrastructure companies and master limited partnerships (“MLPs”).
The Fund may also invest in fixed income securities of any credit quality and maturity, including fixed income securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may also invest in (1) U.S. and non-U.S. corporate fixed income securities, (2) fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) and by non-U.S. governments, or by their respective agencies and instrumentalities, (3) emerging markets debt securities, (4) mortgage-backed securities and (5) asset-backed securities. The Fund may also invest in variable and floating rate securities. The Fund may invest in demand notes. The Fund may purchase loans and other direct indebtedness, including bank loans

(also called “leveraged loans”). The Fund may invest in currency futures and options on futures, forward currency contracts and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may enter into repurchase agreements and reverse repurchase agreements.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions.
The Fund may invest in other investment companies and pooled investment vehicles.
A portion of the Fund’s net assets may be “illiquid” investments.
The Fund may expose all or a portion of its cash to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives, which typically include index futures contracts or exchange traded fixed income futures contracts.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
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Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will achieve the Fund’s investment objective. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect.  Asset allocation decisions might also result in the Fund having more exposure to asset classes, countries or regions, or industries or groups of industries that underperform.
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Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
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U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
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Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
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Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
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Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.

●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
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Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
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Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
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Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
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Natural Resources Risk. The Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
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Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
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Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.

●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
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Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Multi-Manager Approach. While the investment strategies employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
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Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
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Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
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Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
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Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
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Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
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Rights and Warrants. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
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Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that the Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
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Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
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Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
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Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
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Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

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Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
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Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to the Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
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Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Puts, Stand-by Commitments and Demand Notes. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
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Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
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Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  The Multi-Strategy Income Composite Index consists of 30% Bloomberg U.S. Aggregate Bond Index, 18% ICE BofA Global High Yield Index, 12% J.P. Morgan EMBI Global Diversified Index, 7% FTSE EPRA Nareit Developed Index and 33% MSCI ACWI High Dividend Yield Index.  This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	7.12%	3.13%	4.28%
Return Before Taxes, Class C	12.86%	3.58%	4.13%
Return Before Taxes, Class M	13.93%	4.72%	5.25%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	14.24%	4.85%	5.38%
Return Before Taxes, Class S	13.94%	4.63%	5.16%
Return After Taxes on Distributions, Class S	12.31%	2.83%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	8.41%	2.84%	3.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Multi-Strategy Income Composite Index (reflects no deduction for fees, expenses or taxes)	12.65%	3.86%	5.48%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:

●Algert Global LLC	●Marathon Asset Management, L.P.
●Berenberg Asset Management LLC	●MFS Institutional Advisors, Inc.
●Boston Partners Global Investors, Inc.	●Oaktree Fund Advisors, LLC
●Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited	●PineStone Asset Management Inc.
●Kopernik Global Investors, LLC	●RWC Asset Advisors (US) LLC
●Man Investments Australia Limited

Portfolio Manager
Rob Balkema, Senior Director, Head of Multi-Asset, North America, has primary responsibility for the management of the Fund. Mr. Balkema has managed the Fund since May 2015.
Additional Information

How to Purchase Shares
Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”), unless you are eligible to participate in a Russell Investments employee investment program. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class M, Class R6 or Class S Shares. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries, please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

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